UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2023
BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events
On June 13, 2023, BorgWarner, Inc. (the “Company”) disclosed that its board of directors has approved the previously announced separation (the “Spin-Off”) of PHINIA Inc., a direct, wholly-owned subsidiary of the Company (“PHINIA”), including the timing and details regarding the Company’s distribution of 100% of the shares of common stock of PHINIA, par value $0.01 per share, to holders of common stock of the Company as a pro rata dividend in the Spin-Off. The distribution is expected to be effective at 5:00 P.M. Eastern time on July 3, 2023 (the “Distribution Date”), and PHINIA is expected to begin trading “regular way” on the New York Stock Exchange on July 5, 2023 under the ticker symbol “PHIN.” Holders of BorgWarner common stock will be entitled to receive one share of PHINIA common stock for every five shares of BorgWarner common stock held on June 23, 2023, the record date for the distribution. Any holders of BorgWarner common stock who sell shares regular way on or before the Distribution Date will also be selling their right to receive common stock of PHINIA. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling BorgWarner common stock on or before the Distribution Date. The distribution is subject to the satisfaction or waiver of certain conditions described in the registration statement on Form 10 that PHINIA has filed with the U.S. Securities and Exchange Commission.
The Company’s stockholders are not required to vote on or take any other action to approve the Spin-Off. The Company’s stockholders will not be required to pay any consideration for the shares of PHINIA common stock they receive in the Spin-Off, and they will not be required to surrender or exchange their shares of BorgWarner common stock or take any other action in connection with the Spin-Off.
Item 9.01Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: June 13, 2023	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary